SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005

                         WAYNE SAVINGS BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-23433                31-1557791
 ---------------------------        -------------------       -----------------
(State or other jurisdiction       (Commission File No.)     (IRS Employer
     of incorporation)                                       Identification No.)



    151 N. Market St., Wooster, Ohio                                44691
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.01  Regulation FD Disclosure
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     On May 31, 2005, Charles F. Finn, President and Chief Executive Officer of
Wayne Savings Bancshares, Inc. (the "Company") and the Company's wholly owned subsidiary, Wayne Savings Community Bank (the "Bank"), made an announcement to the staff of the Company and the Bank that Michael C. Anderson, Executive Vice President and Chief Financial Officer, has provided notice of his intent to depart from the Company and the Bank on or about October 1, 2005. The Company is conducting a search for Mr. Anderson's replacement and is considering the engagement of a search firm to assist in the process.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     WAYNE SAVINGS BANCSHARES, INC.


DATE:  May 31, 2005                  By:  /s/ Charles F. Finn
                                          -------------------------------------
                                          Charles F. Finn
                                          President and Chief Executive Officer


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